Exhibit 10.51

CUSTODY AGREEMENT	Account No(s).
PLEASE PRINT, PREFERABLY WITH BLACK INK
1.	ACCOUNT REGISTRATION.

Client’s Name	Birth Date (if applicable)

Client’s Social Security Number or Tax Identification Number

Joint Client’s Name (if any)	Birth Date (if applicable)

Joint Client’s Social Security Number or Tax Identification Number
If this is a joint account, the joint account will be [please select one]: ☐ Joint Tenants With Right of Survivorship (natural persons only); ☐ Tenants by the Entireties (husband and wife only); or ☐ Tenants in Common (presumed to be equal among tenants unless otherwise specified in writing).
Client declares that it is a [please select one] ☐ natural person(s); ☐ U.S. domestic corporation, partnership, trust or other fiduciary entity; or other entity; ☐ non-U.S. corporation, partnership, trust or other fiduciary entity or other entity; or ☐ other
Client declares that it is exempt from federal income taxation [check if applicable] ☐
If Client is a Fiduciary on behalf of Trust or Fiduciary Entity:

Description of Trust or other Fiduciary Entity, including Date of Trust/Will and Name of Settlor/Testator and Tax Identification Number of the Trust
2.	ADDRESS.
All correspondence will be sent to Client at the address below unless otherwise provided in writing.

Street or P.O. Box Number

City	State	Zip

Attention:

Citizenship: ☐ U.S. Citizen ☐ Resident Alien

Country of Residence

(___)	(___)
Daytime Phone	Evening Phone

3. TAX CERTIFICATION. By signing below, Client certifies under penalty of perjury that:
a.	The number shown on this form is Client’s correct taxpayer ID number;

b.	Client is not subject to backup withholding because (i) Client is exempt from backup withholding, (ii) Client has not been notified by the Internal Revenue Service (“IRS”) that Client is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified Client that Client is no longer subject to backup withholding; and

c.	If Client is a natural person, Client is a U.S. person (including a U.S. resident alien).
(Cross out item “b” if the Client has been notified by the IRS that Client is currently subject to backup withholding because Client failed to report all interest or dividends on Client’s tax return.)
(IRS instructions will be provided upon request.)
4.	INCOME; DISBURSEMENT.
Reinvest or remit the income to Client as selected below:
a.	☐ Reinvest

b.	☐ Remit ☐ monthly ☐ quarterly ☐ semi-annually; and ☐ by depositing it to Client’s checking account # with the Custodian ☐ by check to Client’s address shown, or

c.	☐ other:

d.	Client directs Custodian to deduct and disburse from Client’s account fees payable to (Client’s “Service Provider”).
5. SHAREHOLDER COMMUNICATIONS. Client [please select one]

☐ objects and directs Custodian not to disclose or ☐ does not object to the Custodian disclosing Client’s name, address and share position of Assets to the companies (or to their representatives)shares of which are held pursuant to this Agreement.
6. CLIENT AUTHORIZATION; SIGNATURES REQUIRED.
a. For Joint Accounts: For withdrawal, approval, termination, or other instructions: [check one] (See Section 22.)

☐ one signature required           ☐ all signatures required
b. For corporations, partnerships and other entities: Client has furnished the Custodian with copies of each of the following:
(i) Appendix I, identifying and containing signatures of Client’s officers and/or other persons authorized to sign written instructions or issue oral instructions, and
(ii) Resolution of the Board of Directors, Trustees or Managing Officers of Client authorizing the appointment of the Custodian for the Assets, which resolution has not been amended, superseded, revoked or withdrawn.
c. For fiduciary entities: If the fiduciary entity has more than one fiduciary, for withdrawal, approval, termination, or other instructions: [check one]

☐ under the fiduciary document or court order, only one signature is required.

☐ signatures of more than one fiduciary are required. (Complete Appendix I.)
7. AUTOMATED CASH INVESTMENT.
Pursuant to Section 9.a. below, select one of the following money market mutual funds:
☐	BlackRock Liquidity Funds, Temp Fund, cash management shares

☐	BlackRock Funds U.S. Treasury Money Market Portfolio

☐	BlackRock Funds Municipal Money Market Portfolio

☐	BlackRock Funds New Jersey Municipal Money Market Portfolio

☐	BlackRock Funds North Carolina Municipal Money Market Portfolio

☐	BlackRock Funds Ohio Municipal Money Market Portfolio

☐	BlackRock Funds Pennsylvania Municipal Money Market Portfolio

☐	BlackRock Funds Virginia Municipal Money Market Portfolio
The undersigned person(s) (“Client”) acknowledges that Client has read the Custody Agreement (the “Agreement”) set forth above and below and together with PNC Bank, National Association (the “Custodian”) adopts and agrees to be bound by the Agreement. The Parties acknowledge that the Custodial Services to be provided under this Agreement are intended to be performed in accordance with the provisions of Rule 17f-2 under the Investment Company Act of 1940, as amended, (the “1940 Act”). Allied Capital Corporation has instructed PNC Bank, National Association with respect to what the custodial procedures should be. The Parties agree that the Client shall be solely responsible for monitoring the Rule and inform the Custodian of any applicable amendment(s) to the Rule and that the Custodian shall then reply in writing to the Client whether or not it agrees to adhere to the amendment(s).
CLIENT UNDERSTANDS THAT THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE CLIENT’S SIGNATURE TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

August 6, 2009 PNC Bank, National Association — 100.10 Custody	© 2009- The PNC Financial Services Group, Inc.

PNC BANK, NATIONAL ASSOCIATION	Client’s Signature (for individual)	Date

By:

Authorized Signature	Joint Client’s Signature (for individual)	Date

Print Name and Title	Client’s Name (print name of corporation, partnership, trust or other entity)

Date:	By:

	Authorized Signature (for corporation, partnership, trust or other entity)	Date

August 6, 2009 PNC Bank, National Association — 100.10 Custody	© 2009- The PNC Financial Services Group, Inc.

Important Information About Procedures for Opening a New Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.
What this means for you (a Client): When you open an account, we are required by Federal law to ask for your name, street address, date of birth (for natural persons) and other information as required to identify you. This may include a request or requests for confirmatory information such as presentation of your driver’s license and/or other document(s).
8.	APPOINTMENT AND DUTIES OF CUSTODIAN.
a. Client appoints the Custodian to take custody of certain securities, cash or other financial instruments, actually delivered to and received into custody by the Custodian or otherwise specifically identified in writing by Client and acknowledged by Custodian, including the proceeds of and earnings, if any on such assets that Client has not directed be disbursed from the Account (herein called “Assets”) and to place the Assets in one or more accounts at the direction of the Client (each, an “Account”).
b. Client directs Custodian to:
(i) Assume custody of the Assets or place the Assets in the custody of a sub-custodian or a national registered securities depository, or, as agreed to in writing by Client and Custodian and subject to Section 14 below, provide only recordkeeping and statement reporting for certain Assets, and pay or deliver to Client upon Client’s instruction, such Assets as are in Custodian’s custody.
(ii) Effect and make settlement of purchases, sales and exchanges upon instruction by Client or person(s) authorized in writing by Client on Appendix I hereto as may be amended from time to time or in another written form acceptable to Custodian (“Authorized Person”); take appropriate action with respect to tenders; record on the Account’s records the purchase and sale of, pledge collateral or issue escrow receipts with respect to, options, futures contracts, options on futures contracts and other derivative securities; exercise any rights and options provisions of the Assets solely upon instruction by Client or Client’s Authorized Person; and facilitate any securities lending arrangement with the Custodian to which Client has become a party. The Custodian will notify Client of calls, repayment option provisions, tenders, exchanges and rights offerings if it has received timely notice, by registered or certified mail, as holder of record, or if such notice appears in services listing such matters which are widely utilized in national financial markets. The Custodian will not provide investment advice or supervision for the Assets or determine the suitability of any transaction.
(iii) Receive the proceeds from any Assets which are sold and collect amounts due upon any Assets which mature or which the Custodian determines are being called or redeemed when timely notice thereof appears in services listing such matters which are widely utilized in national financial markets. Client understands that when Custodian is instructed to deliver securities against payment, delivery of such securities and receipt of payment therefore may not be completed simultaneously. Funds received or collected will be retained in accordance with the terms of this Agreement subject to the specific directions of Client.
(iv) Account for all income received with respect to the Assets.
(v) Keep proper records of all transactions in the Assets and furnish Client with periodic itemized statements of all receipts and disbursements during the period and a listing of Assets held at the end of such period. Client shall assume the responsibility for reconciling such statements.
(vi) Register Assets in the name of the Custodian, the nominee name of the Custodian, the Custodian’s sub-custodian or a national registered securities depository.
(vii) Vote all proxies in accordance with the proxy policy in effect from time to time for the Custodian unless otherwise specifically instructed by Client. Client understands that this provision may involve the Custodian’s voting shares of The PNC Financial Services Group, Inc. stock and shares of mutual funds that pay fees to the Custodian or its affiliates and that, in voting such shares, the Custodian may be in a position to vote for The PNC Financial Services Group, Inc. Board of Directors or to change fees paid at the mutual fund level to itself or to an affiliate.
(viii) Make and deliver all declarations and certificates of ownership required in connection with the Assets.
(ix) Round out, sell or reinvest fractional shares of Assets in the Custodian’s discretion.
(x) Convert moneys received with respect to the securities of foreign issue into United States dollars whenever it is practical to do so through customary banking channels. In effecting such conversion, the Custodian may use any method or agency available to it, including the facilities of the Custodian’s divisions or those of its affiliates.
9.	AUTOMATED CASH INVESTMENT AND OTHER INVESTMENT IN MUTUAL FUNDS AND SECURITIES.
a. Client directs the Custodian to automatically invest cash balances in Client’s Account(s) in Service Shares of the Money Market Portfolio of BlackRock Fundssm that Client has selected in Section 7 above, unless Client and Custodian agree in writing otherwise. Client provides this direction, notwithstanding that the Custodian and its affiliate(s), as the case may be, provide investment advisory and other services to, and receive shareholder servicing fees from, such mutual fund, and Client agrees that the Custodian and its affiliates may be separately and additionally compensated for such services.
b. Shares of BlackRock Fundssm are distributed by BlackRock Distributors, Inc. Client acknowledges that Client understands that securities available through the Custodian, including shares of BlackRock Fundssm and other mutual funds, are not backed by or guaranteed by the Custodian or its affiliates and are not bank deposits, nor are they insured by, issued by, guaranteed by or obligations of the FDIC, the Federal Reserve Board, or any other government agency, and in addition mutual fund shares are not issued by, guaranteed by or obligations of any government agency or bank. Such securities involve investment risks, including possible loss of value. An investment in money market mutual funds is neither insured nor guaranteed by the U.S. Government and there can be no assurance that such funds will be able to maintain a stable net asset value of $1.00 per share. For more complete information about mutual funds selected, including charges and expenses, refer to the prospectus. Client acknowledges (i) that Client understands the information set forth in this Section 9, and (ii) receipt and review of the prospectus or summary prospectus for the mutual fund(s) selected.
c. Purchases of mutual fund shares and other securities will be made in accordance with the Custodian’s standard procedures in effect from time to time.

August 6, 2009 PNC Bank, National Association — 100.10 Custody	© 2009- The PNC Financial Services Group, Inc.

d. For fiduciary entities: The fiduciary certifies that either under the fiduciary document, the applicable court order or under applicable law, the entity may invest in mutual funds including mutual funds that pay fees to the Custodian or its affiliates.
10. CLIENT INSTRUCTIONS. The Custodian will be required to act only upon instructions, prior approval, revocation of instructions or notice of termination (“Instruction”) received by Custodian’s employees assigned responsibility for the Client’s Account(s) (“account officer(s)”) in writing. For the purposes of this Agreement, telephone, telephone voice messaging, facsimile transmission, telex, electronic mail and other forms of telephonic or electronic communication, as well as all forms of oral communication, shall not be deemed to be “in writing” or “written.” Notwithstanding this, the Custodian may, in its sole discretion, conclusively rely and act upon any form of Instruction which it believes to be genuine even if the Custodian fails to confirm receipt of such Instruction and even if Client fails to provide subsequent written confirmation. However, Client shall not be entitled to rely upon the Custodian’s receipt of any such Instruction until and unless the Client’s account officer has confirmed such receipt to Client. Client may by Instruction direct the Custodian to accept Instruction from an Authorized Person. The Custodian may conclusively rely on the most recent designation of such Authorized Persons furnished to it by Client until it receives written notification from Client to the contrary.
11.	CLIENT OBLIGATIONS.
a. It shall be the Client’s obligation to file all tax returns and pay all taxes due in connection with the Assets and the income therefrom.
b. Client shall furnish the Custodian with such information, authorization and documentation as the Custodian may from time to time require to enable it to carry out its obligations under this Agreement.
c. Client represents to the Custodian that Client is not executing this Agreement on behalf of an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (ERISA) or an Individual Retirement Account (IRA).
d. Client acknowledges that if Client is not a natural person, in order to verify Client’s identity or determine the authority of the person opening the Account, Custodian may require Client to provide copies of Client’s governing documents; however, Custodian assumes no responsibility and has no obligation to review the governing documents for any purpose other than to verify Client’s identity or the authority to open the Account.
e. Client represents and warrants that (i) Client has the authority to execute and deliver this Agreement and all documents relating to the Assets; (ii) this Agreement constitutes a legal, valid and binding obligation of the Client; (iii) the execution of this Agreement and the payment of fees to Custodian from the Client Account(s) are fully permitted and valid under applicable law and the Client’s governing documents, if any; and (iv) the Assets are free of encumbrances. Client will inform Custodian of any event which might affect these representations, Client’s authority or the propriety of this Agreement.
12. ACCOUNT STATEMENTS. Client is aware that Federal Regulations require the Custodian, without charge and within one business day of its receipt of a broker/dealer confirmation for each security transaction in Client’s Account(s) to forward to Client a written notification which discloses, among other things: the Custodian’s name, Client’s name, the capacity (capacities) in which the Custodian is acting, the date (and time, within a reasonable period, upon written request of Client) of execution, the identity, price, number of shares or units or principal amount of debt securities purchased or sold by Client, the name of the broker/dealer, the amount of any remuneration received by such broker/dealer from Client and the amount of any remuneration received by the Custodian. Client is also aware that, under the terms of this Agreement, the Custodian will be providing to Client periodic statements that include a listing of all securities transactions, receipts and disbursements during the period, together with a current listing of the Assets held in the Account(s). Client shall accept such periodic statements in satisfaction of the Custodian’s obligation to provide written notification as described above; provided, that upon Client’s request, the Custodian will provide to Client within a reasonable time and at no additional cost the information required by Federal Regulations. The Custodian shall not be liable with respect to the accuracy of such statements, except with respect to any such transaction that Client shall file, within ninety (90) days after the furnishing of the statement, written objections with the Custodian. Unless Custodian receives written objection to the periodic statement within ninety (90) days after the date shown on such statement, the Account(s) shall be deemed approved. Approval of the statement shall be final and binding on all persons who have interests in the Account(s) then or in the future.
13. COMPENSATION. Unless specifically provided otherwise in writing (i) the Custodian will be compensated for its services in accordance with its Standard Schedule of Fees in effect from time to time, a current copy of which Client has received; (ii) the Custodian will be paid for services as provided in Section 16; (iii) the Custodian’s compensation does not cover brokerage fees and costs related to Account transactions for which Client shall be responsible. Client authorizes Custodian to debit Client’s Account(s) for the Custodian’s compensation hereunder.
14.	RECORDKEEPING ASSETS; NO VALUATION OF CERTAIN ASSETS.
a. If requested by Client, Custodian may provide consolidated recordkeeping services pursuant to which Custodian reflects on Account statements securities for which Custodian has no investment management, safekeeping or other responsibility under this Agreement. Client acknowledges and agrees that it shall have no security entitlement against Custodian with respect to such Assets, that Custodian shall rely, without independent verification, on information provided by Client regarding such Assets (including but not limited to positions and market valuations) and that Custodian shall have no responsibility whatsoever with respect to such Assets or the accuracy of any information maintained on Custodian’s books or set forth on account statements concerning such Assets. Such Assets are subject to account level fees based on total market value.
b. Notwithstanding anything in this Agreement to the contrary and without limiting Section 14. a. above, if Client has directed the Custodian to acquire, hold or record keep for its Account(s) any Assets (i) which are not registered or admitted to unlisted trading privileges on one of the national securities exchanges, or (ii) for which the fair market value is not readily determinable, the Custodian shall have no obligation to determine the fair market value of such Assets.

August 6, 2009 PNC Bank, National Association — 100.10 Custody	© 2009- The PNC Financial Services Group, Inc.

15.	LIMITATION OF LIABILITY AND INDEMNIFICATION.
a. The Custodian will not be liable for (i) any loss, damage, or liability incurred by Client unless it results directly from the Custodian’s gross negligence or willful misconduct in the performance of its obligations as described by this Agreement or (ii) under any circumstances, any consequential, special or indirect losses or damages which Client may incur or suffer by or as a consequence of the Custodian’s performance of, or failure to perform, the services to be provided hereunder, whether or not the likelihood of such losses or damages was known by the Custodian.
b. Client shall indemnify, defend and hold the Custodian and its officers, directors, employees, agents and representatives harmless from and against any suit, judgment, claim, asserted claim, demand, loss, liability, expense or interest (including legal fees and expenses) (“Losses and Expenses”) arising out of or in connection with this Agreement, excluding, however, those Losses and Expenses which are finally determined by a court of competent jurisdiction to have resulted directly from the Custodian’s gross negligence or willful misconduct in the performance of its obligations as described by this Agreement. This indemnification shall survive resignation of the Custodian or the termination of this Agreement.
16. CLASS ACTIONS AND FAIR FUNDS DISTRIBUTIONS. Client directs the Custodian to use its best efforts to take such action as the Custodian, in its discretion, shall deem to be appropriate with respect to participation in, and the filing, status or resolution of, class action lawsuits and the distribution of proceeds of the U.S. Securities and Exchange Commission’s enforcement actions pursuant to the Fair Funds for Investors provisions of the Sarbanes-Oxley Act of 2002 (“Fair Funds Distributions”) associated with the Assets, notice of which is actually received by the Custodian. However, the Custodian’s responsibilities shall be limited to class action lawsuits and Fair Funds Distributions associated with Assets that were held in custody by the Custodian during the class period. The Custodian’s responsibilities under this section shall cease when this Agreement has terminated. Custodian has no duty to notify Client of any class action lawsuit or Fair Funds Distribution. At the Custodian’s discretion an appropriate fee will be charged for the services performed under this section.
17. MINI TENDER AND ODD LOT TENDER OFFERS. Unless specifically directed in writing otherwise, Client hereby directs the Custodian on behalf of Client, to reject any (i) mini tender offers and (ii) odd lot tender offers associated with the Assets. The Custodian’s responsibilities under this section shall cease when Client’s Account(s) under this Agreement has terminated. For purposes of this Agreement, the term “mini tender offers” means tender offers by a bidder for up to 5% of a target company’s securities and the term “odd lot tender offers” means tender offers by an issuer to purchase holdings of fewer than 100 shares of the issuer’s securities each.
18.	BROKERAGE.
a. In the event Client selects brokerage firm(s) for the execution of Asset trades, Client acknowledges that timely, accurate trade settlement is subject to the Custodian’s receipt of all necessary trade information consistent with commonly accepted industry standards.
b. Unless Client gives the Custodian written direction (i) to use a specific broker(s), which direction is accepted by the Custodian, or (ii) prohibiting the use of an affiliated brokerage firm, Client consents to the Custodian’s use of any brokerage firm which the Custodian may select for the execution of such trades and that brokerage firm may be one which is an affiliate of the Custodian. Client consents to the retention of commissions by any such broker, including an affiliated brokerage firm of the Custodian. Client may revoke the consent provided at any time in writing.
19. ADVANCES, OVERDRAFT COVERAGE AND LIEN. If the Custodian credits the Client’s Account(s) with respect to (i) income, dividends, distributions, coupons, option premiums, other payments and similar items on a contractual payment date or otherwise in advance of the Custodian’s actual receipt of the amount due, (ii) the proceeds of securities sales on the contractual settlement date or otherwise in advance of the Custodian’s actual receipt of the amount due, (iii) provisional crediting of any amounts due, or (iv) any estimated amounts paid in advance of the Custodian’s final determination of the actual amount due, and (x) the Custodian is unable to collect full and final payment for the amounts so credited within a reasonable time period using reasonable efforts, (y) pursuant to standard industry practice, law or regulation, the Custodian is required to repay to a third party such amounts so credited, or (z) with respect to (iv) above, an estimated payment credited to an Account(s) exceeds the Custodian’s final determination of the actual amount due, the Custodian shall have the absolute right in its sole discretion without demand to reverse any such credit or payment, to debit or deduct the amount of such credit or payment for the Client’s Account(s), and to otherwise pursue recovery of any such amounts so credited from the Client. The Custodian is hereby authorized to sell Assets to cover any overdrafts resulting from Client’s instructions or routine costs. The Client grants to the Custodian a first priority contractual possessory security interest in and a right of set off against the Assets in the amount necessary to secure the payment to the Custodian of any amounts owed by Client to the Custodian under the terms of this Agreement, including any amounts owed under Section 15. b. hereof. Every such right to setoff may be exercised without demand upon or notice to the Client, and such right of setoff shall be deemed to have been exercised immediately upon the occurrence of a default by the Client of its obligations hereunder without any action of the Custodian, although the Custodian may enter such setoff on its books and records at a later time.
20.	TERMINATION; PRIOR AGREEMENTS; DEATH OF A CLIENT.
a. This Agreement may be terminated by either Client or the Custodian by giving 30 days prior written notice to the other party.
b. Upon termination, during any period of time in which Custodian continues to have custody of Assets, Custodian shall have no duties other than the safekeeping of the Assets and delivery of the Assets upon Client’s Instructions. Client shall provide Asset delivery instructions in writing. Custodian shall have the right to continue to charge fees in the amount then currently charged to the Account(s) for any post-termination period in which Assets remain in Custodian’s custody and to debit such fees from the Account(s).

August 6, 2009 PNC Bank, National Association — 100.10 Custody	© 2009- The PNC Financial Services Group, Inc.

c. By executing this Agreement, the Parties hereby terminate any existing custody agreement between the Parties that covers the Assets held in this Custody Account.
d. If Client is a natural person, the death, disability, or incompetence of Client shall not terminate or change the terms of this Agreement. However, Client’s executor, guardian, attorney-in-fact, or other authorized representative may terminate this Agreement by giving written notice to Custodian as provided herein.
21. AGENTS. The Custodian may execute any of its powers under this Agreement and perform the duties required of the Custodian by and through attorneys, sub-custodians, agents, affiliates or subsidiaries. The Custodian shall not be responsible for the performance or supervision of or liable for the default or negligence of any such person selected by the Custodian with reasonable care or of any broker or agent engaged in the purchase, sale or exchange of any Asset.
22. JOINT ACCOUNT WITH ONLY ONE SIGNATURE REQUIRED. If this is a joint Account(s) with only one signature required by Section 6 above, the Custodian is authorized to act upon Instructions from any joint Client without notice to the other joint Client(s) including Instructions to withdraw all or a portion of the Assets, to deliver the Assets to anyone, and to close the Account. If the Custodian becomes aware of a dispute between two or more joint Clients, Custodian may require the signatures of all joint Clients on all Instructions until the dispute is resolved to Custodian’s satisfaction in its sole discretion; provided, however, that absent written Instructions from all joint Clients, Custodian shall under no circumstances be required to require signatures from more than one joint Client, and shall not be held liable for any failure to do so. If the Account(s) has been titled Tenants by Entireties, the Clients may wish to obtain legal advice before enabling only one joint Client to terminate the Account(s) or take other actions regarding the Assets.
23. CONFLICTS WITH TERMS OF PNC WEBSITE USER AGREEMENT. If Client has registered to use the password protected sections of the PNC Website (the “Site”) by accepting the PNC Website User Agreement (the “Website Agreement”) and the terms of the Website Agreement conflict with terms of this Agreement, to the extent permitted by applicable law, the terms of the Website Agreement shall apply to Client’s use of the Site. Notwithstanding the foregoing, any communication not occurring through the Site, and any electronic mail communications from the Custodian to Client occurring through the Site, pursuant to Client’s relationship with the Custodian under this Agreement, shall be governed and controlled by this Agreement.
24. MISCELLANEOUS. Client acknowledges that the Custodian now acts and may act in the future as investment manager and custodian to other clients. Notwithstanding Section 5 of this Agreement, under certain circumstances, the Custodian may be required to furnish information about the Client(s), the Assets, or the Account(s) to the state or federal government, applicable regulators, or the issuers (or their representatives) of securities held in the Account(s). This Agreement shall be governed and interpreted pursuant to the Commonwealth of Pennsylvania without reference to its provisions regarding conflict of laws. If a court determines that any provision of this Agreement is not enforceable, that provision shall be deemed to be deleted from this Agreement but the remainder of this Agreement shall remain in full force and effect. The parties intend that this Agreement shall be legally binding upon the parties, their heirs, executors, successors or assigns. This Agreement contains the entire understanding of the Parties and supersedes any other oral or written agreement between the Parties. No amendment of this Agreement shall be effective unless it is in writing and signed by the Parties. This Agreement may be executed in counterparts, each one of which will be deemed to be an original. The duties set forth in this Agreement are the only duties agreed to by the Custodian, and Custodian is not responsible for any duties other than those set forth herein.
25. CLIENT’S AUTHORIZED PERSON OR SERVICE PROVIDER. Client acknowledges that Client’s Authorized Person or Service Provider is not an agent of the Custodian and that the Custodian is not responsible for the selection of, performance or supervision of, or liable for the default or negligence of Client’s Authorized Person or Service Provider. Client consents to the Custodian giving to Client’s Authorized Person or Service Provider, if any, a copy of this Agreement, all statements for the Account(s) created by this Agreement and all other information that Client’s Authorized Person or Service Provider, if any, requests in the performance of its services for Client.

PNC is a registered service mark of The PNC Financial Services Group, Inc. (“PNC”). Neither PNC nor the Custodian provides legal, tax or accounting advice.
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August 6, 2009 PNC Bank, National Association — 100.10 Custody	© 2009- The PNC Financial Services Group, Inc.

APPENDIX I
PNC
CUSTODY AGREEMENT
(for Corporations, Partnerships, Fiduciary Entities and Other Entities)
The following named persons are officers, fiduciaries, agents or other persons (“Authorized Persons”) duly elected or appointed and authorized to sign written Instructions or issue oral Instructions on behalf of Client under this Custody Agreement. The following number of signatures are required to give Instructions:                      (insert number).

Print Name and Title	Signature

Print Name and Title	Signature

Print Name and Title	Signature

Print Name and Title	Signature

Date:

(Print or Type Name of Client)

By:

(Authorized Signature)

(Print or Type Name and Title)

By:

(Authorized Signature)

(Print or Type Name and Title)

By:

(Authorized Signature)

(Print or Type Name and Title)

August 6, 2009 PNC Bank, National Association — 100.10 Custody	© 2009- The PNC Financial Services Group, Inc.

FORM OF LETTER OF DIRECTION TO CUSTODIAN
PNC BANK, NATIONAL ASSOCIATION, CUSTODIAN
ADDRESS OF CUSTODIAN

Attention:

[Name of PNC Bank account officer]
The undersigned has entered into a Custody Agreement, dated                                          (the “Custody Agreement”) with
PNC Bank, National Association, “Custodian” which created a custody Account(s) (the “Custody Account(s)”).
The undersigned has entered into an investment management/advisory agreement [or other] dated                                                              (the “Investment Management Agreement”) with                                                                                   (the “Service Provider”).
[Name of Service Provider]
The undersigned hereby directs and authorizes Custodian to do the following, to the extent not inconsistent with the provisions of any notification and control agreement, if any, to which the undersigned and the Custody Account(s) may be subject (a “Control Agreement”):
1. Accept and act upon instructions from the Service Provider for the purchase, sale and retention of assets in the Custody Account(s) and the exercise of rights appurtenant to such Assets, including exchanges, tenders, rights offerings, options, securities lending, calls, redemptions, proxy voting, rights in class actions and bankruptcies and                                                              ;
[specify other, if any, or delete]
and
2. Pay to the Service Provider each calendar quarter, in arrears, the Service Provider’s fee from the Assets then held in the Custody Account(s) in the amount directed by the Service Provider, it being understood and agreed that Custodian has no duty or obligation to verify the amount of the Service Provider’s fee.

This letter of direction shall be deemed to be a part of and shall become incorporated into the Custody Agreement. Custodian may continue to rely upon this direction and authorization until Custodian has received from the undersigned written notification of termination of such direction and authorization or until Custodian has received a “Notice of Exclusive Control” or equivalent notice under any Control Agreement.
Yours very truly,

[Trust, Corporate, Partnership or other Entity Execution]		[Individual Execution]

[Print name of trust, corporation, partnership or other entity]		[Signature of Client

By:

[Authorized Signature]		[Signature of Joint Client, if any]

Print Name and Title of Signatory		Print Name of Client

Print Name of Joint Client

Date:	Date:

August 6, 2009 PNC Bank, National Association — 100.10 Custody	© 2009- The PNC Financial Services Group, Inc.